Narrative for the Hypothetical Illustration 1 - Variable Universal Life III-NY

I. The 0% gross return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit   = Greater of Specified Amount or Percentage of Cash Value
                       = $250,000 or 222% x $16,337.62
                       = $250,000

Policy Value:
Year 5 Policy Value =
Policy Value at the end of year 4    $13,224.90
+ Annual Premium*                     $4,000.00
- Premium Expense Charge**              $140.00
- Monthly Deduction***                  $425.37
- Mortality & Expense Charge****        $151.69
+ Hypothetical Rate of Return*****     ($170.22)
                                      ---------
=                                       $16,338  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**   Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

             Month                 COI
             1                  $35.40
             2                  $35.40
             3                  $35.41
             4                  $35.42
             5                  $35.43
             6                  $35.44
             7                  $35.45
             8                  $35.46
             9                  $35.47
            10                  $35.48
            11                  $35.49
            12                  $35.50

            Total              $425.37

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, and 0.45% for years 11+.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.01%. The monthly interest amounts earned for year 5 are:

          Month            Interest
             1             ($14.48)
             2             ($14.42)
             3             ($14.37)
             4             ($14.32)
             5             ($14.26)
             6             ($14.21)
             7             ($14.16)
             8             ($14.11)
             9             ($14.05)
            10             ($14.00)
            11             ($13.95)
            12             ($13.90)

         Total            ($170.22)

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value                $16,337.62
- Year 5 Surrender Charge           $2,605.00
                                    ---------
=                                     $13,733  (rounded to the nearest dollar)

II. The 6% gross return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit   = Greater of Specified Amount or Percentage of Cash Value
                       = $250,000 or 222% x $19,626.30
                       = $250,000

Policy Value:
Year 5 Policy Value =
Policy Value at the end of year 4     $15,407.95
+ Annual Premium*                      $4,000.00
- Premium Expense Charge**               $140.00
- Monthly Deduction***                   $420.45
- Mortality & Expense Charge****         $171.37
+ Hypothetical Rate of Return*****       $950.17
                                         -------
=                                        $19,626 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**      Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

             Month             COI
             1               $35.06
             2               $35.06
             3               $35.05
             4               $35.05
             5               $35.04
             6               $35.04
             7               $35.04
             8               $35.03
             9               $35.03
            10               $35.02
            11               $35.02
            12               $35.01

            Total           $420.45

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, and 0.45% for years 11+.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.01%. The monthly interest amounts earned for year 5 are:

             Month           Interest
             1                $78.52
             2                $78.64
             3                $78.76
             4                $78.88
             5                $79.00
             6                $79.12
             7                $79.24
             8                $79.36
             9                $79.48
            10                $79.61
            11                $79.73
            12                $79.85

            Total            $950.17

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value                 $19,626.30
- Year 5 Surrender Charge            $2,605.00
                                     ---------
=                                      $17,021  (rounded to the nearest dollar)

III. The 12% gross return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $250,000 or 222% x $23,482.96
                     = $250,000

Policy Value:
Year 5 Policy Value =
Policy Value at the end of year 4     $17,867.79
+ Annual Premium*                      $4,000.00
- Premium Expense Charge**               $140.00
- Monthly Deduction***                   $414.80
- Mortality & Expense Charge****         $193.56
+ Hypothetical Rate of Return*****     $2,363.52
                                       ---------
=                                        $23,483 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**      Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

             Month             COI
             1               $34.69
             2               $34.67
             3               $34.64
             4               $34.62
             5               $34.60
             6               $34.58
             7               $34.56
             8               $34.53
             9               $34.51
            10               $34.49
            11               $34.47
            12               $34.44

            Total           $414.80

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, and 0.45% for years 11+.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.01%. The monthly interest amounts earned for year 5 are:

             Month         Interest
             1              $190.04
             2              $191.26
             3              $192.50
             4              $193.74
             5              $195.00
             6              $196.26
             7              $197.54
             8              $198.82
             9              $200.12
            10              $201.43
            11              $202.75
            12              $204.08

         Total            $2,363.52

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value                  $23,482.96
- Year 5 Surrender Charge             $2,605.00
                                      ---------
=                                       $20,878  (rounded to the nearest dollar)

Narrative for the Hypothetical Illustration 2

I. The 0% gross return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $250,000 or 222% x $14,647.36
                     = $250,000

Policy Value:
Year 5 Policy Value =
Policy Value at the end of year 4     $11,913.91
+ Annual Premium*                      $4,000.00
- Premium Expense Charge**               $140.00
- Monthly Deduction***                   $833.92
- Mortality & Expense Charge****         $137.89
+ Hypothetical Rate of Return*****      ($154.74)
                                       ---------
=                                        $14,647 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**   Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $7.50 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

          Month                COI
             1               $61.86
             2               $61.88
             3               $61.91
             4               $61.93
             5               $61.96
             6               $61.98
             7               $62.01
             8               $62.03
             9               $62.06
            10               $62.08
            11               $62.10
            12               $62.13

         Total              $743.92

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.01%. The monthly interest amounts earned for year 5 are:

         Month             Interest
             1             ($13.34)
             2             ($13.25)
             3             ($13.17)
             4             ($13.09)
             5             ($13.01)
             6             ($12.93)
             7             ($12.85)
             8             ($12.78)
             9             ($12.70)
            10             ($12.62)
            11             ($12.54)
            12             ($12.46)

         Total            ($154.74)

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value                 $14,647.36
- Year 5 Surrender Charge            $2,605.00
                                     ---------
=                                      $12,042  (rounded to the nearest dollar)

II. The 6% gross return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $250,000 or 222% x $17,682.81
                     = $250,000

Policy Value:
Year 5 Policy Value =
Policy Value at the end of year 4     $13,939.02
+ Annual Premium*                      $4,000.00
- Premium Expense Charge**               $140.00
- Monthly Deduction***                   $826.00
- Mortality & Expense Charge****         $156.19
+ Hypothetical Rate of Return*****       $865.98
                                         -------
=                                        $17,683 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**   Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $7.50 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

             Month             COI
             1               $61.32
             2               $61.32
             3               $61.32
             4               $61.33
             5               $61.33
             6               $61.33
             7               $61.33
             8               $61.34
             9               $61.34
            10               $61.34
            11               $61.34
            12               $61.35

         Total              $736.00

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.01%. The monthly interest amounts earned for year 5 are:

             Month          Interest
             1               $72.38
             2               $72.34
             3               $72.30
             4               $72.26
             5               $72.23
             6               $72.19
             7               $72.15
             8               $72.11
             9               $72.07
            10               $72.03
            11               $71.99
            12               $71.95

            Total           $865.98

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value                 $17,682.81
- Year 5 Surrender Charge            $2,605.00
                                     ---------
=                                      $15,078  (rounded to the nearest dollar)

III. The 12% gross return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit   = Greater of Specified Amount or Percentage of Cash Value
                       = $250,000 or 222% x $21,251.17
                       = $250,000

Policy Value:
Year 5 Policy Value =
Policy Value at the end of year 4    $16,225.45
+ Annual Premium*                     $4,000.00
- Premium Expense Charge**              $140.00
- Monthly Deduction***                  $816.89
- Mortality & Expense Charge****        $176.84
+ Hypothetical Rate of Return*****    $2,159.44
                                      ---------
=                                       $21,251  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**   Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $7.50 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

             Month             COI
             1               $60.71
             2               $60.69
             3               $60.66
             4               $60.64
             5               $60.61
             6               $60.59
             7               $60.56
             8               $60.54
             9               $60.51
            10               $60.48
            11               $60.46
            12               $60.43

            Total           $726.89

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.01%. The monthly interest amounts earned for year 5 are:

             Month         Interest
             1              $175.36
             2              $176.17
             3              $176.99
             4              $177.82
             5              $178.65
             6              $179.49
             7              $180.34
             8              $181.19
             9              $182.05
            10              $182.92
            11              $183.80
            12              $184.68

            Total         $2,159.44

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value                  $21,251.17
- Year 5 Surrender Charge             $2,605.00
                                      ---------
=                                       $18,646  (rounded to the nearest dollar)